SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of basic and diluted earnings per share

	Year Ended
	December 31,
	2013	2012

Net income	$3,356,061	$4,064,501

Basic weighted average shares outstanding	7,227,642	7,632,662

Dilutive potential common shares	—	—

Diluted weighted average shares outstanding	7,227,642	7,632,662

Basic and diluted earnings per share	$0.46	$0.53